Exhibit 99.1

Pacific Premier Bancorp Announces Enhancements

to Executive Compensation and Corporate Governance Policies

Irvine, Calif., November 16, 2017 — Pacific Premier Bancorp, Inc. (NASDAQ: PPBI) (the “Company”), the holding company of Pacific Premier Bank, announced today that its Board of Directors approved and directed the implementation of several important enhancements to the Company’s corporate governance and executive compensation policies.  These enhancements are designed to expand the rights of the Company’s shareholders, to maintain the alignment of interests between the named executive officers (“NEOs”) and the Company’s stockholders, and to further strengthen the link between the compensation of NEOs and Company performance.

Steven R. Gardner, Chairman, President and Chief Executive Officer of the Company, commented, “These enhancements are the result of an extensive review of evolving corporate governance and executive compensation practices, as well as feedback we have gathered through discussions with various stockholders, institutional investors and professional advisors.  We are committed to maintaining sound corporate governance principles and ensuring that our executives’ interests remain aligned with our shareholders’ interests as we continue to execute on our strategic plan, and believe that these enhancements are evidence of that commitment.”

Enhancements to Corporate Governance

The Board approved amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Amended and Restated Bylaws (the “Bylaws”) to expand certain shareholder rights, including:

•                  Permitting shareholders holding at least 10% of the Company’s outstanding common stock to call a special meeting of stockholders;

•                  Allowing stockholders to act by written consent; and

•                  Changing the required vote of stockholders needed to amend the Certificate of Incorporation and the Bylaws from a supermajority vote to a simple majority vote.

The amendments to the Company’s Certificate will be presented to the Company’s stockholders for approval at the 2018 Annual Meeting of Stockholders.  The amendment to the Bylaws will be effective immediately upon, and subject to, stockholder approval of the amendment to the Certificate.

The Board also approved an amendment to the Company’s Share Ownership and Insider Trading and Disclosure Policy to require that the Company’s Chief Executive Officer (the “CEO”) own an amount of the Company’s common stock valued at five times his base salary, and that each of the Company’s other NEOs own an amount of the Company’s common stock valued at three times their base salary.  The Company’s CEO is already subject to, and compliant with, the ownership requirement.  The other NEOs and any new NEO must satisfy the ownership requirement within five years of the later of November 15, 2017, or the date of their appointment to the applicable position.

Enhancements to Executive Compensation

The enhancements made to the Company’s executive compensation policies are summarized below and will apply to equity and other incentive awards commencing January 1, 2018:

•                  Increasing the percentage of performance-based incentive equity compensation from 25% to 50% of equity incentive award grants;

•                  Employing a relative total shareholder return performance metric for performance-based restricted stock unit awards;

•                  Removing the retroactive feature in the Company’s restricted stock unit award agreement and providing for a three-year average performance target rather than an annual target for each separate year;

•                  Requiring certain future equity incentive awards to include “double-trigger” rather than “single-trigger” accelerated vesting in connection with a change of control; and

•                  Implementing a clawback policy that provides for the recoupment of certain types of NEO and other senior executive incentive compensation in the event that the incentive compensation was predicated on financial results, performance goals or metrics that were augmented or materially inaccurate as a result of intentional fraud or criminal misconduct.

Additional details on the enhancements to the Company’s corporate governance and executive compensation policies can be found in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2017, which can be accessed at www.sec.gov or on the SEC Filings page of the Company’s investor relations website.

About Pacific Premier Bancorp, Inc.

Pacific Premier Bancorp is the holding company for Pacific Premier Bank, one of the largest banks headquartered in Southern California with approximately $7.8 billion in assets. Pacific Premier Bank is a business bank primarily focused on serving small and middle market businesses in the counties of Orange, Los Angeles, Riverside, San Bernardino, San Diego, San Luis Obispo and Santa Barbara, California as well as Clark County, Nevada. Through its 33 depository branches, Pacific Premier Bank offers a diverse range of lending products including commercial, commercial real estate, construction, and SBA loans, as well as specialty banking products for homeowners associations and franchise lending nationwide.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, statements regarding the Company’s growth, management of growth related expense and the impact of acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from its acquisitions; changes in the level of the Company’s nonperforming assets and charge-offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2016 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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Contact:

Pacific Premier Bancorp, Inc.

Steven R. Gardner

Chairman, President and Chief Executive Officer

949-864-8000

Ronald J. Nicolas, Jr.
Senior Executive Vice President & CFO

949-864-8000